SCOUT
STOCK FUND


A no-load mutual fund
with primary emphasis
on long-term growth of
both capital and income.


Annual Report
June 30, 1998


TO THE SHAREHOLDERS

After adjusting for a semi-annual dividend and capital gains distribution, Scout Stock Fund investors had a -2.55% total return (price change and reinvested dividends) for the quarter ended June 30, 1998. This compared to a total return of 3.3% for the Standard & Poor's 500 Index, -4.3% for the Value Line Index and -4.6% for the Russell 2000 Index.

The rise in the S&P 500 during the quarter and for the last three years has been progressively more and more concentrated in the largest capitalization stocks. The top 25 stocks by size now account for more than 35% of overall results in the index. These stocks rose 4.0% for the quarter, but an equally weighted index of the 500 stocks declined 1.6% and the median stock for the index declined 2.4%. In addition, the bottom 475 stocks declined 2.0%.

Your Fund continues to emphasize broad diversification with fairly equally weighted positions in undervalued stocks. The Fund's portfolio has an average market capitalization of $16 billion (less than 30% of the S&P 500's average) simply because it is not overly concentrated in the largest stocks, which are trading at historically high levels. The volatile nature of the market further justifies our opportunity-buying reserves of about 20%, even though the average stock fund now has less than 5% of its assets in reserves - the lowest since 1972.

Basic material stocks performed below most other groups because of commodity price pressure from a strong U.S. dollar and weak Asian imports. The impact was most dramatic on energy stocks. However, stocks in these groups appear to offer unusual relative value for the long term and we remain heavily committed to them. The Fund also is overweighted versus the broader index in consumer cyclicals, retail and service groups. These companies benefited from lower import prices and robust U.S. consumer activity. Utilities, the other area of overweighting, lagged early in the quarter but were leaders in June.

Your Fund is underweighted in financial stocks, where takeover activity has stretched valuation opportunities, and technology stocks, where speculative enthusiasm seems most excessive.

The Fund's objective is to provide long-term growth of both capital and dividend income. Current yield is secondary to the long-term growth objective.

We cannot predict when investor attitudes will change, but it has always been prudent over the long term to remain broadly diversified and committed to stocks offering the best values based on their fundamentals. Your Fund's price-to-earnings ratio is 88% of the overall market, the price-to-book-value ratio is 62% of the market and the dividend yield is more than 50% above the market. All demonstrate our value-investing approach.

Briggs & Stratton and Duke Realty were newly established positions in the portfolio during the quarter. Digital Equipment stock was exchanged for Compaq shares and cash, and Mercantile Stores was eliminated on a cash takeover by Dillard, Inc.

We would encourage you to review this annual report's long-term historic distributions table, long-term rates of return table and Top 10 equity holdings table.

For the six months ended June 30, 1998, shareholders received an ordinary income dividend of $.18 per share and a long-term capital gain of $.30 per share.

For corporate shareholders, 39.17% of ordinary income distributions qualify for the corporate dividends received deduction.

We appreciate you as a valued shareholder of Scout Stock Fund and encourage your questions and comments.

Sincerely,

/s/David B. Anderson
David B. Anderson
UMB Investment Advisors


CHART - HYPOTHETICAL GROWTH OF $10,000
as of June 30, 1998
SCOUT STOCK FUND vs Lipper Growth Fund Index*
SOURCE: UMB Investment Advisors
*Unmanged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).
For illustrative purposes only; may not represent your returns.

CHART - COMPARATIVE RATES OF RETURN
as of June 30, 1998
                                4 1/2 Years     9 1/2 Years     14 1/2 Years
Scout Stock Fund                13.14%          12.23%          12.12%
Scout Stock Fund Equities       17.10%          15.28%          15.03%
Lipper Growth & Income*         19.99%          16.22%          15.41%
S&P 500*                        24.60%          19.20%          17.83%
Value Line Composite*           13.37%          10.35%           9.13%

Scout Stock Fund's average annual compound returns for 1-, 5-, and 10-year periods ended June 30, 1998, are 15.41%, 13.09% and 11.97%, respectively.
Performance data contained in this report are for past periods only. Past performance is not indicative of future performance. Investment return and share value may fluctuate, and redemption value may be more or less than original cost.
*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART - FUND DIVERSIFICATION
Transportation & Service         3.9%
Consumer Cyclical               15.5%
Consumer Staples                14.4%
Energy                           8.0%
Financial                        1.0%
Capital Goods                    5.8%
Technology                       6.2%
Utilities                       15.0%
Cash Equivalents                18.4%
Basic Materials                 11.0%
As of June 30, 1998, statement of assets.

CHART - TOP 10 EQUITY HOLDINGS
                                        Market          Percent
                                        Value (000's)   of Total
SBC Communications, Inc.               $3,200           1.66%
International Business Machines Corp.   2,870           1.49%
Williams Companies, Inc.                2,810           1.46%
Bob Evans Farms, Inc.                   2,437           1.26%
Unicom Corporation                      2,174           1.13%
Alza Corp.                              2,163           1.12%
Lance, Inc.                             2,126           1.10%
Dillards, Inc.                          2,072           1.08%
USX-Marathon Group                      2,059           1.07%
American Greetings Corp.                2,038           1.06%
Top 10 Equity Holdings Total:         $23,949           12.43%
NOTE: All market values based on June 30, 1998, statement of assets.

CHART - HISTORICAL PER SHARE RECORD

                                INCOME &                        CUMULATIVE**
                NET             SHORT-TERM      LONG-TERM       VALUE PER
                ASSET           GAINS           GAINS           SHARE PLUS
                VALUE           DISTRIBUTION    DISTRIBUTION    DISTRIBUTIONS
12/31/82      $  9.87         $ 0.03           $ -            $  9.90
12/31/83        11.34           0.86             -              12.23
12/31/84        11.20           0.62            0.11            12.82
12/31/85        12.74           0.73            0.22            15.31
12/31/86        12.78           0.51            1.01            16.87
12/31/87        11.87           0.78            0.97            17.71
12/31/88        12.62           0.49            0.39            21.39
12/31/89        13.87           0.62            0.49            21.70
12/31/90        12.76           0.59            0.21            21.39
12/31/91        15.40           0.48             -              24.51
12/31/92        15.77           0.39            0.31            25.58
12/31/93        16.24           0.38            0.79            27.21
12/31/94        15.01           0.46            1.19            27.63
12/31/95        16.34           0.73            0.87            30.56
12/31/96        16.97           0.47            0.62            32.28
12/31/97        19.01           0.46            1.00            35.78
6/30/98*        19.63           0.18            0.30            36.88
*Six-month only. Distributions typically occur in June and December.
**Does not assume any compounding of reinvested distributions.
  Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.


FINANCIAL STATEMENTS
Statement of Net Assets
June 30, 1998
                                                                  Market
        Shares  Company                                           Value

COMMON STOCKS - 80.51%
Basic Materials - 10.91%
         5,000  Aluminum Co. of America                      $    329,688
        85,000  Brush Wellman, Inc.                             1,747,812
	20,000	Carpenter Technology Corp.  			1,005,000
        12,000  Corning, Inc.                                     417,000
        69,150  Cyprus Amax Minerals Co.                          916,237
         6,000  duPont E I deNemours & Co.*                       447,750
        25,000  Eastman Chemical Co.                            1,556,250
       100,000  Engelhard Corp.                                 2,025,000
         7,000  Georgia Pacific Corp.                             412,563
         7,000  Georgia Pacific Corp. Timber Group                161,437
        25,000  Hercules, Inc.                                  1,028,125
	35,000	International Paper Co.  			1,505,000
	53,000	Mallinckrodt Group, Inc.  			1,573,437
        50,000  Nalco Chemical Co.                              1,756,250
        30,000  Newmont Mining Co.                                708,750
        10,000  Rohm & Haas Co.                                 1,039,375
        27,000  Union Camp Corp.                                1,339,875
        35,000  Weyerhaeuser Co.                                1,616,563
       110,000  Worthington Industries, Inc.                    1,656,875
                                                               21,242,987
Capital Goods - 5.76%
	30,000	Aeroquip-Vickers, Inc.  			1,751,250
        15,000  Briggs & Stratton Corp.                           561,563
        50,000  Browning Ferris Industries, Inc.                1,737,500
       125,000  Calgon Carbon Corp.                             1,242,187
	33,000	Cooper Industries, Inc.  			1,812,938
         7,000  Deere & Co.                                       370,125
         2,500  Fluor Corp.                                       127,500
        18,000  Global Industries Technologies, Inc.*             258,750
        24,000  Grainger (W.W.), Inc.                           1,195,500
        40,000  Snap-On, Inc.                                   1,450,000
        20,000  Waste Management International PLC                700,000
                                                               11,207,313
Consumer Cyclical - 15.50%
           683  Abercrombie & Fitch Co.*                           30,052
	40,000	American Greetings Corp.  			2,037,500
        20,000  Ascent Entertainment Group*                       222,500
        71,375  Bassett Furniture Industries, Inc.              2,011,883
        12,000  Black & Decker Corp.                              732,000
        40,000  Block (H&R), Inc.                               1,685,000
        40,000  Brown Group, Inc.                                 795,000
        15,000  Cognizant Corp.                                   945,000
        50,000  Dillards, Inc.                                  2,071,875
	40,000	Donnelley (R.R.) & Sons Co.  			1,830,000
        28,000  Dun & Bradstreet                                1,011,500
         5,000  Ford Motor Co.                                    295,000
        14,000  Gannett Co., Inc.                                 994,875
        15,000  General Motors Corp.                            1,002,188
        40,000  Genuine Parts Co.                               1,382,500
	30,000	Hillenbrand Industries, Inc.  			1,800,000
        50,000  Limited, Inc.                                   1,656,250
        12,000  Masco Corp.                                       726,000
        10,000  May Department Stores Co.                         655,000
        15,000  Media General, Inc., Cl. A                        731,250
        10,000  Media One Group, Inc.                             439,375
	25,000	Penney (J.C.) & Co., Inc.  			1,807,812
        18,000  Pharmacia & Upjohn, Inc.                          830,250
        25,000  Readers Digest Assn. `A'                          678,125
       100,000  Sensormatic Electronics Corp.*                  1,400,000
       120,000  Stride Rite Corp.                               1,807,500
        25,000  Toys `R' Us, Inc.*                                589,062
                                                               30,167,497
Consumer Staples - 14.38%
        20,000  Abbott Laboratories                               817,500
        50,000  Alza Corp.                                      2,162,500
	20,000	American Home Products Corp.  			1,035,000
        10,000  Anheuser-Busch Companies, Inc.                    471,875
	95,000	Archer-Daniels-Midland Co.  			1,840,625
        50,000  Bard (C.R.), Inc.                               1,903,125
       115,000  Bob Evans Farms, Inc.                           2,436,562
	95,000	Brinker International*  			1,828,750
	15,000	Bristol-Myers Squibb Co.  			1,724,063
        25,000  Covance, Inc.*                                    562,500
	70,000	Darden Restaurants, Inc.  			1,111,250
        10,000  Eastman Kodak Co.                                 730,625
        19,000  Heinz H.J. Co.                                  1,066,375
        40,000  International Flavors & Fragrances, Inc.        1,737,500
        25,000  Kimberly Clark Corp.                            1,146,875
        95,000  Lance, Inc.                                     2,125,625
        10,000  Merck & Co., Inc.                               1,337,500
	65,000	Mylan Laboratories, Inc.  			1,954,062
        60,000  Rubbermaid, Inc.                                1,991,250
                                                               27,983,562
Energy - 7.97%
        30,000  Amoco Corp.                                     1,248,750
	17,000	Atlantic Richfield Co.  			1,328,125
        40,000  Baker Hughes, Inc.                              1,382,500
        10,000  Burlington Resources, Inc.                        430,625
	30,000	Dresser Industries, Inc.  			1,321,875
        30,000  Halliburton Co.                                 1,336,875
        25,000  Kerr-McGee Corp.                                1,446,875
	80,000	Mitchell Energy & Development  			1,600,000
	25,000	Phillips Petroleum Co.  			1,204,687
        15,000  Schlumberger LTD                                1,024,688
        65,000  Union Pacific Resources Group, Inc.             1,141,563
        60,000  USX-Marathon Group                              2,058,750
                                                               15,525,313
Financial - 1.02%
         1,310  Associates 1ST Capital                            100,706
        10,000  First Chicago NBD Corp.                           886,250
        20,000  Liberty Corp. S.C.                              1,006,250
                                                                1,993,206
Technology - 6.19%
        15,000  AMP, Inc.                                         515,625
        40,000  Apple Computer, Inc.*                           1,147,500
        20,000  Boeing Co.                                        891,250
         1,000  Cisco Systems, Inc.*                               92,063
        23,625  Compaq Computer Corp.                             670,359
        10,000  Electronic Data Systems Corp.                     400,000
        25,000  International Business Machines Corp.           2,870,313
         5,000  Lucent Technologies, Inc.                         415,937
        32,000  Motorola, Inc.                                  1,682,000
        40,000  Novell, Inc.*                                     510,000
        20,000  Perkin-Elmer Corp.                              1,243,750
         1,147  Raytheon Co Cl. A                                  66,096
        12,000  Telxon Corp.                                      388,500
	20,000	Texas Instruments, Inc.  			1,166,250
                                                               12,059,643
Transportation & Services  - 3.86%
	40,000	CNF Transportation, Inc.  			1,700,000
        20,000  Consolidated Freightways Corp.*                   278,750
         3,000  Cotelligent Group, Inc.*                           70,125
        15,000  CSX Corp.                                         682,500
           900  Duke Realty Investment, Inc.                       21,319
        24,000  FDX Corp.*                                      1,506,000
        15,000  Norfolk Southern Corp.                            447,187
        20,000  Roadway Express, Inc.                             377,500
	45,000	Southwest Airlines Co.  			1,333,125
        25,000  Union Pacific Corp.                             1,103,125
                                                                7,519,631
Utilities - 14.92%
        28,000  AT&T Corp.                                      1,599,500
        40,000  Ameren Corp.                                    1,590,000
        32,000  Bell Atlantic Corp.                             1,460,000
        22,000  Bell South Corp.                                1,476,750
        35,000  Central & South West Corp.                        940,625
        60,000  Comsat Corp.                                    1,698,750
        45,000  Dominion Resources, Inc. VA                     1,833,750
         6,000  Duke Energy Corp.                                 355,500
        65,000  Entergy Corp.                                   1,868,750
	45,000	Florida Progress Corp.  			1,850,625
        10,000  GTE Corp.                                         556,250
	75,000	Niagara Mohawk Power Corp.*  			1,120,312
	80,000	SBC Communications, Inc.  			3,200,000
        50,000  Scana Corp.                                     1,490,625
        40,000  Texas Utilities Co.                             1,665,000
        22,273  U. S. West, Inc.                                1,046,836
        62,000  Unicom Corporation                              2,173,875
	83,250	Williams Companies, Inc.  			2,809,688
        10,000  Wisconsin Energy Corp.                            303,750
                                                               29,040,586
TOTAL COMMON STOCKS (Cost $110,246,830) -  80.51%             156,739,738


CONVERTIBLE CORPORATE BONDS - 0.80%
$      500,000  Telxon Corp., Cv. Sub. Deb.,
                7.50%, due June 1, 2012                           585,000
     1,000,000  WMX Technologies, Inc., Cv. Sub. Notes,
                2.00%, due January 24, 2005                       973,120
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $1,465,843) - 0.80%     1,558,120

SHORT-TERM CORPORATE NOTES - 14.08%
     1,500,000  Aluminium Company of America,
                5.52%, due August 3, 1998                       1,492,180
     1,500,000  Atlantic Richfield Co.,
                5.53%, due August 7, 1998                       1,491,244
     1,500,000  Becton Dickenson,
                5.62%, due July 15, 1998                        1,496,487
     1,000,000  Becton Dickenson,
                5.51%, due July 16, 1998                          997,551
     1,500,000  Chevron USA Inc.,
                5.50%, due August 14, 1998                      1,489,688
     1,000,000  Coca-Cola Co.,
                5.48%, due July 9, 1998                           998,630
     1,500,000  Deere & Co.,
                5.52%, due August 4, 1998                       1,491,950
     1,000,000  Disney (Walt) Co.,
                5.48%, due July 9, 1998                           998,605
     1,500,000  duPont (E.I.) deNemours & Co.,
                5.50%, due July 29, 1998                        1,493,354
     1,500,000  Gannett Inc.,
                5.48%, due July 7, 1998                         1,498,402
     1,500,000  Gannett Inc.,
                5.48%, due July 8, 1998                         1,498,173
     1,500,000  General Mills Inc.,
                5.53%, due July 2, 1998                         1,499,539
     1,500,000  Heinz Co.,
                5.53%, due August 10, 1998                      1,490,553
     1,500,000  Hershey Foods Corp.,
                5.51%, due July 30, 1998                        1,493,113
     1,500,000  International Business Machines,
                5.48%, due July 2, 1998                         1,499,543
     1,500,000  Lucent Technologies Inc.,
                5.48%, due August 7, 1998                       1,491,323
     1,500,000  Proctor & Gamble Co.,
                5.47%, due July 10, 1998                        1,497,721
     1,500,000  Progress Capital Co.,
                5.50%, due August 11, 1998                      1,490,375
     1,000,000  Times Miror Co.,
                5.50%, due July 1, 1998                           999,847
     1,000,000  Toys R Us,
                5.53%, due July 14, 1998                          997,850
TOTAL SHORT-TERM CORPORATE NOTES (Cost $27,406,128) - 14.08%   27,406,128


        Face                                                    Market
        Amount  Description                                     Value

GOVERNMENT SPONSORED ENTERPRISES - 3.30%
$    1,000,000  Federal Home Loan Bank Corp.
                Discount Notes, 5.39%, due August 13, 1998        993,412
     1,500,000  Federal National Mortgage Assn.
                Discount Notes, 5.35%, due October 2, 1998      1,479,046
     2,000,000  Federal National Mortgage Assn.
                Discount Notes, 5.40%, due October 6, 1998      1,970,600
     2,000,000  Federal National Mortgage Assn.
                Discount Notes, 5.39%, due July 30, 1998        1,991,017
TOTAL GOVERNMENT SPONSORED ENTERPRISES
(Cost $6,434,075) - 3.30%                                       6,434,075

REPURCHASE AGREEMENT (Cost $525,000) - 0.27%
       525,000  Northern Trust Co., 5.55%, due July 1, 1998,
                (Collateralized by U.S. Treasury Notes,
                5.75% due September 30, 1999)                     525,000

TOTAL INVESTMENTS (Cost $146,077,876) -  98.96%             $ 192,663,061

Other assets less liabilities - 1.04%                           2,015,788

TOTAL NET ASSETS - 100.00%
                (equivalent to $19.63 per share;
                20,000,000 shares of $1.00 par value
                capital shares authorized;
                9,918,505 shares outstanding)              $ 194,678,849

For federal income tax purposes, the identified cost of investments owned at June 30, 1998 was $146,077,876.
Net unrealized appreciation for federal income tax purposes was $46,585,185, which is comprised of unrealized appreciation of $51,769,423 and unrealized depreciation of $5,184,238.
*Non-income producing security

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 1998

ASSETS:
  Investment securities, at market value
    (identified cost $146,077,876)                              $  192,663,061
  Dividends receivable                                                 247,216
  Interest receivable                                                   11,688
  Receivable for investments sold                                    1,760,000
    Total assets                                                   194,681,965

LIABILITIES:
  Disbursements in excess of demand deposit cash                         3,116
    Total liabilities                                                    3,116
NET ASSETS                                                      $  194,678,849

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $  142,818,045
  Accumulated undistributed income:
    Net investment income                                              356,931
    Net realized gain on investment transactions                     4,918,688
  Net unrealized appreciation on investments                        46,585,185
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $  194,678,849

Capital shares, $1.00 par value
  Authorized                                                        20,000,000
  Outstanding                                                        9,918,505

NET ASSET VALUE PER SHARE                                       $        19.63

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statement of Operations
Year Ended June 30, 1998

INVESTMENT INCOME:
  Income:
    Dividends                                                   $    3,557,360
    Interest                                                         2,233,817
                                                                     5,791,177
  Expenses:
    Management fees                                                  1,677,799
    Government fees                                                     24,820
                                                                     1,702,619
      Net investment income                                          4,088,558

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions                    12,393,259
  Increase in net unrealized appreciation on investments            11,624,376
    Net realized and unrealized gain on investments                 24,017,635
    Net increase in net assets resulting from operations        $   28,106,193

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statements of Changes in Net Assets
For The Years Ended June 30, 1998 and 1997

                                                                       1998                   1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                          $   4,088,558         $    4,422,675
    Net realized gain from investment transactions                  12,393,259              9,085,325
    Increase in net unrealized appreciation on investments          11,624,376             14,399,084
      Net increase in net assets resulting from operations          28,106,193             27,907,084
Net equalization included in the price of shares issued
  and redeemed                                                         (67,790)               (19,833)

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                             (3,967,243)            (4,357,197)
  Net realized gain from investment transactions                   (10,321,119)            (6,144,230)
    Decrease in net assets from distributions                      (14,288,362)           (10,501,427)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 1,294,080 and 1,686,751 shares sold                 23,397,925             28,261,940
  Net asset value of 509,805 and 453,543  shares issued for
    reinvestment of distributions                                   11,487,515              8,013,036
                                                                    34,885,440             36,274,976
  Cost of 2,399,568 and 1,866,291 shares redeemed                  (46,635,978)           (31,878,538)
    Net increase (decrease) in net assets from
      capital share transactions                                   (11,750,538)             4,396,438
      Net increase in net assets                                     1,999,503             21,782,262

NET ASSETS:
  Beginning of year                                                192,679,346            170,897,084
  End of year (including undistributed net investment income
    of $356,931 and $303,406, respectively)                     $  194,678,849         $  192,679,346
*Distributions to shareholders:
   Income dividends per share                                   $         0.40         $         0.42
   Capital gains distribution per share                         $         1.04         $         0.60

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF
SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Equalization - The Fund uses the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1998 (excluding commercial paper, repur-chase agreements and short-term securities), were as follows:

                                                Other than
                            U.S. Government     U.S. Government
                            Securities          Securities
Purchases                   $ 19,488,694        $ 20,335,897
Proceeds from sales           38,984,176          29,995,787

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a.
The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

5. SUBSEQUENT EVENT - Subsequent to the Fund's year-end, the Fund name will change to UMB Scout Stock Fund, Inc.

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout the period.

                                                           1998     1997     1996     1995     1994
Net assets, beginning of year                           $ 18.33  $ 16.69  $ 16.36  $ 15.42  $ 15.74
  Income from investment operations:
    Net investment income                                  0.41     0.43     0.48     0.48     0.35
    Net realized and unrealized gains on securities        2.33     2.23     1.36     2.06     0.49
  Total from Investment Operations                         2.74     2.66     1.84     2.54     0.84
  Distributions from:
    Net investment income                                (0.40)   (0.42)   (0.47)   (0.47)   (0.35)
    Net realized gain on investment transactions         (1.04)   (0.60)   (1.04)   (1.13)   (0.81)
  Total Distributions                                    (1.44)   (1.02)   (1.51)   (1.60)   (1.16)
Net asset value, end of year                            $ 19.63  $ 18.33  $ 16.69  $ 16.36  $ 15.42
Total Return                                                15%      16%      12%      17%       5%

Ratios/Supplemental Data
Net assets, end of year (in millions)                   $   195  $   193  $   171   $  137  $   115
Ratio of expenses to average net assets                   0.86%    0.86%     0.85%   0.86%    0.87%
Ratio of net investment income to average net assets      2.07%    2.48%    2.81%    3.01%    2.22%
Portfolio turnover rate                                     10%      16%      28%      52%      22%
Average commission rate*                                $ .0450  $ .0468  $ .0501     -        -

*For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of Scout Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Scout Stock Fund, Inc., including the statement of net assets, as of June 30, 1998, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon (periods presented prior to June 30, 1996 were audited by other independent accountants whose reports thereon expressed unqualified opinions). These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1998, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scout Stock Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in the first paragraph, in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 24, 1998


This report has been prepared for the information of the Shareholders of Scout Stock Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
 Larry D. Armel
 William E. Hoffman, D.D.S.
 Eric T. Jager
 Stephen F. Rose
 Stuart Wien

Officers
 Larry D. Armel, President
 P. Bradley Adams, Vice President & Treasurer
 Martin A. Cramer, Vice President & Secretary
 Constance E. Martin, Vice President

Investment Counsel
 UMB Bank, n.a., Kansas City, Missouri

Auditors
 Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
 Stradley, Ronon, Stevens & Young,
 Philadelphia, Pennsylvania

Custodian
 UMB Bank, n.a., Kansas City, Missouri

SCOUT FUNDS
P.O. Box 410498
Kansas City, MO 64141-0498
TOLL-FREE (800) 996-2862
www.umb.com

Underwriter & Distributor: Jones & Babson, Inc., Kansas City, Missouri


JB22B                           8/98